UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2010

ALBANY INTERNATIONAL CORP. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10026 (Commission File Number)	14-0462060 (I.R.S. Employer Identification No.)

1373 Broadway, Albany, New York 12204 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (518) 445-2200

None (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

On January 11, 2010, the Registrant internally announced changes in the duties of certain senior officers and business managers, with immediate effect.

Daniel A. Halftermeyer, formerly Group Vice President PMC – Eurasia, will now serve as President – Global PMC. Michael J. Joyce, formerly Group Vice President PMC – Americas, will now serve as President – Applied Technologies, heading the Albany Door Systems, Engineered Fabrics and Primaloft® Products business segments. Robert A. Hansen, Senior Vice-President – Corporate Research and Development, and Dawne H. Wimbrow, Vice-President – Global Information Services and Chief Information Officer, will also report to Mr. Joyce.

Messrs. Halftermeyer and Joyce will continue to report directly to Dr. Joseph G. Morone, President and Chief Executive Officer, as will Brian Coffenberry, Senior Vice President and General Manager of Albany Engineered Composites, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ David M. Pawlick Name: David M. Pawlick Title: Vice President – Controller

(Principal Accounting Officer)

Date: January 15, 2010